UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2024

Phibro Animal Health Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On October 31, 2024, Phibro Animal Health Corporation, a Delaware corporation (the “Company”) and Phibro Animal Health S.A., a Belgium corporation and wholly-owned subsidiary of the Company (together with the Company, “Phibro”), completed the acquisition of the medicated feed additive (MFA) product portfolio, certain water soluble products and related assets (the “Purchased Business”) of Zoetis Inc., a Delaware corporation (“Zoetis”), pursuant to the terms and conditions of the previously announced Purchase and Sale Agreement (as amended, modified or supplemented, the “Purchase Agreement”) by and among Phibro and Zoetis. Phibro completed the acquisition at a purchase price of $350 million in cash, subject to certain adjustments set forth in the Purchase Agreement.

The Company intends to file an amendment to this Form 8-K to file the financial statements and pro forma financial information required by Item 9.01 with respect to the acquisition not later than 71 calendar days after the due date of this Form 8-K.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is included as Exhibit 2.1 to the Company’s Annual Report on Form 10-K filed on August 28, 2024 and incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On October 31, 2024, in connection with the completion of the acquisition of the Purchased Business, Phibro borrowed $350 million under its Credit Agreement, dated as of July 3, 2024, comprised of $189 million of Delayed Draw Term A-1 Loans and $161 million of Delayed Draw Term A-2 Loans.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is included as Exhibit 10.2 to the Company’s Annual Report on Form 10-K filed on August 28, 2024, and the summary of the material terms thereof included in the Company’s Current Report on Form 8-K filed on July 9, 2024, each of which is incorporated by reference herein.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 31, 2024, the Company issued a press release announcing the completion of the acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and in the press release is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated October 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION
Registrant

Date: October 31, 2024

	By:	/s/ Judith Weinstein
		Name:	Judith Weinstein
		Title:	Senior Vice President, General Counsel and Corporate Secretary